Exhibit 10.14

                                                                       EXHIBIT A
                                PROMISSORY NOTE

$1,500,000                                                      McLean, Virginia
                                                                  March 27, 1997

         FOR VALUE RECEIVED, SARNIA CORPORATION, a corporation organized under the laws of the Commonwealth of Virginia (the "Borrower"), promises to pay to the order of NATIONSBANK, N.A., a national banking association, its successors and assigns (the "Lender"), the principal sum of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000) (the "Principal Sum"), together with interest thereon at the rate or rates hereinafter provided, in accordance with the following:

         1. Interest. Commencing as of the date hereof and continuing until repayment in full of all sums due hereunder, the unpaid Principal Sum shall bear interest at the Treasury Rate (as hereinafter defined), plus three hundred (300) basis points per annum, but not to exceed nine percent (9.0%) per annum. For purposes hereof, the term "Treasury Rate" as used in this Note shall mean the fluctuating rate equal to the daily rate of United States Treasury Securities adjusted to a constant maturity of five (5) years as quoted by the Lender and reported in the Federal Reserve Statistical Release H.15 (519); provided, however, that if the Treasury Rate shall cease to be so published, the Lender may select in its sole and absolute discretion a successor source for the Treasury Rate. The rate of interest charged under this Note shall change immediately and contemporaneously with any change in the Treasury Rate. All interest payable under the terms of this Note shall be calculated on the basis of a 360-day year and the actual number of days elapsed.


         2. Payments and Maturity. The unpaid Principal Sum, together with interest thereon at the rate or rates provided above, shall be payable as follows:



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                  (a)  Interest  on the  unpaid  Principal  Sum shall be due and payable monthly, commencing July 1, 1997, and on the same day of each month thereafter to maturity; and

                  (b) The unpaid Principal Sum shall be due and payable in monthly installments of principal in the amount of $25,000 each, commencing July1, 1997, and on the same day of each month thereafter to maturity; and

                  (c) Unless sooner paid, the entire unpaid Principal Sum, together with all interest accrued and unpaid thereon, shall be due and payable in full on July 1, 2002.

         3. Default Interest. Upon the occurrence of an Event of Default (as hereinafter defined), the unpaid Principal Sum shall bear interest thereafter at a rate (the "Default Rate") two percent (2%) per annum in excess of the then current rate or rates of interest hereunder until such Event of Default is cured.

         4. Late Charges. If the Borrower shall fail to make any payment under the terms of this Note within ten (10) days after the date such payment is due, the Borrower shall pay to the Lender on demand a late charge equal to five percent (5%) of such payment.

         5. Application and Place of Payments. All payments, made on account of this Note shall be applied first to the payment of any late charge then due hereunder, second to the payment of any prepayment fee then due hereunder, third to the payment of accrued and unpaid interest then due hereunder, and the remainder, if any, shall be applied to the unpaid Principal Sum, with application first made to all principal installments then due hereunder, next to the outstanding principal balance due and owing at maturity and thereafter to the principal payments due in the inverse order of




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maturities.  Notwithstanding any provision contained herein to the contrary, any portion of a permitted partial prepayment applied to the unpaid Principal Sum shall be applied first to the outstanding principal balance due and owing at maturity and thereafter to the principal payments due in the inverse order of maturities. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of the Lender at its principal office in McLean, Virginia or at such other times and places as the Lender may at any time and from time to time designate in writing to the Borrower. The Lender is authorized to deduct any payment (including payments of principal and/or interest as above provided) from the Borrower's Account Number ____________ on or after the date the payment is due; provided, however, that such authorization shall not be deemed to relieve the Borrower from its obligation to make such payment when it is due.

         6. Prepayment. The Borrower may prepay the Principal Sum in whole or in part upon ten (10) days prior written notice to the Lender without premium or penalty.

         7. Financing Agreement and Other Financing Documents. This Note is the "Term Note" described in a Financing Agreement dated March __, 1997 by and
between  the  Borrower  and  the  Lender  (as   amended,   modified,   restated,
substituted, extended and renewed at any time and from time to time, the "Financing Agreement"). The indebtedness evidenced by this Note is included within the meaning of the term "Obligations" as defined in the Financing
Agreement. The term "Financing Documents" as used in this Note shall mean collectively this Note, the Financing Agreement and any other instrument, agreement, or document previously, simultaneously, or hereafter executed and delivered by the Borrower and/or any other person, singularly or jointly with




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any other person, evidencing,  securing, guaranteeing, or in connection with the
Principal Sum, this Note and/or the Financing Agreement.

         8. Security. This Note is secured as provided in that certain Financing and Security Agreement of even date herewith by and among Versar, Inc., Geomet Technologies, Inc. and the Lender, as the same may be amended from time to time.

         9. Events of Default. The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under the terms of this
Note:

                  (a) The failure of the Borrower to pay to the Lender within five (5) days of when due any and all amounts payable by the Borrower to the Lender under the terms of this Note;

                  (b) or The occurrence of an event of default (as defined therein) under the terms and conditions of any of the other Financing Documents.

         10. Remedies. Upon the occurrence of an Event of Default, at the option of the Lender, all amounts payable by the Borrower to the Lender under the terms of this Note shall immediately become due and payable by the Borrower to the Lender without notice to the Borrower or any other person, and the Lender shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Financing Documents and all applicable laws. The Borrower and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of the Borrower, guarantors and endorsers.




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         11.  Expenses.  The Borrower promises to pay to the Lender on demand by the Lender all costs and expenses  incurred by the Lender in connection with the
collection  and  enforcement  of  this  Note,  including,   without  limitation,
reasonable attorneys' fees and expenses and all court costs.

         12. Notices. Any notice, request, or demand to or upon the Borrower or the Lender shall be deemed to have been properly given or made when delivered in accordance with Section 10.01 of the Financing Agreement.

         13. Miscellaneous. Each right, power, and remedy of the Lender as provided for in this Note or any of the other Financing Documents, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or any of the other Financing Documents or now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers, or remedies. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Note or any of the other Financing Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable under the terms of this Note, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Note or to declare an Event of Default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Note.



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         14. Partial Invalidity. In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal, or unenforceable.

         15. Captions. The captions herein set forth are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Note.

         16. Applicable Law. The Borrower acknowledges and agrees that this Note shall be governed by the laws of the Commonwealth of Virginia, even though for the convenience and at the request of the Borrower, this Note may be executed elsewhere.

         17. WAIVER OF TRIAL BY JURY. THE BORROWER HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE BORROWER AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS NOTE OR (B) THE FINANCING DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE.

         THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE BORROWER, AND THE BORROWER HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY




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INDIVIDUAL  TO INDUCE  THIS  WAIVER OF TRIAL BY JURY OR TO IN ANY WAY  MODIFY OR
NULLIFY ITS EFFECT. THE BORROWER FURTHER REPRESENTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT
LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

         18. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF THIS NOTE OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR ARBITRATION OF COMMERCIAL DISPUTES OF ENDISPUTE, INC., D/B/A J.A.M.S./ENDISPUTE ("J.A.M.S.") AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF AN INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING ANY ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS NOTE RELATES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.




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         (A)  SPECIAL  RULES.  THE  ARBITRATION  SHALL BE  CONDUCTED  IN FAIRFAX
COUNTY, VIRGINIA AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR. IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN NINETY (90) DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCING OF SUCH HEARING FOR AN ADDITIONAL SIXTY (60) DAYS.

         (B) RESERVATION OF RIGHTS. NOTHING IN THIS NOTE SHALL BE DEEMED TO: (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR
(II) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. ss.91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE
LENDER: (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SET OFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED
TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING




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BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THE EXERCISE
OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF ANY ACTION FOR FORECLOSURE OR FOR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         19. Expenses. The Borrower promises to pay to the Lender on demand by the Lender all costs and expenses incurred by the Lender in connection with the collection and enforcement of this Note, including, without limitation, reasonable attorneys' fees and expenses and all court costs.


         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed under seal by its duly authorized officers as of the date first written above.


WITNESS OR ATTEST:                                   SARNIA CORPORATION



/S/ Lula Fasold                              By: /S/ Lawrence W. Sinnott  (SEAL)
------------------------                         -----------------------
                                           Name: Lawrence W. Sinnott
                                          Title: Treasurer